UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 18, 2011
DiamondRock Hospitality Company
(Exact name of registrant as specified in its charter)

Maryland	001-32514	20-1180098

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Bethesda Metro Center, Suite 1500 Bethesda, MD	20814

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (240) 744-1150
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
On January 18, 2011, DiamondRock Hospitality Company (the “Company”) and DiamondRock Hospitality Limited Partnership entered into a Purchase Agreement (the “Purchase Agreement”) with Goldman, Sachs & Co. (the “Underwriter”), relating to the issuance and sale of 11,000,000 shares (the “Initial Shares”) of the Company’s common stock, par value $.01 per share (the “Common Stock”). The Company has granted the Underwriter a 30-day option to purchase an additional 1,650,000 shares of Common Stock (together with the Initial Shares, the “Shares”), at the same price per share paid to the Company for the Initial Shares. The public offering price of the Shares is $12.15 per share. The closing of the offering, which is subject to customary closing conditions, is expected to occur on January 21, 2011.
The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-161298), which was effective upon filing with the Securities and Exchange Commission on August 12, 2009.
The Purchase Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the Purchase Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Purchase Agreement, see the disclosure under the caption “Underwriting” contained in the Company’s Prospectus Supplement, dated January 18, 2011, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.
In connection with the filing of the purchase agreement, the Company is filing as Exhibit 5.1 and Exhibit 8.1 hereto opinion of its counsel, Goodwin Procter LLP.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

1.1	Purchase Agreement, dated January 18, 2011, by and among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership and Goldman, Sachs & Co.

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the shares

8.1	Opinion of Goodwin Procter LLP with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY
Date: January 20, 2011	By:	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated January 18, 2011, by and among DiamondRock Hospitality Company, DiamondRock Hospitality Limited Partnership, and Goldman, Sachs & Co.

5.1	Opinion of Goodwin Procter LLP with respect to the legality of the shares

8.1	Opinion of Goodwin Procter LLP with respect to certain tax matters

23.1	Consent of Goodwin Procter LLP (included in Exhibit 5.1 and Exhibit 8.1)